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                                                                   Exhibit 10.43

                            SECOND AMENDMENT TO LEASE

1.0   PARTIES

1.1 THIS AGREEMENT made the 12th day of May, 1992, by and between GROVE STREET ASSOCIATES OF JERSEY CITY LIMITED PARTNERSHIP ("Landlord") whose address is c/o Cali Associates, 11 Commerce Drive, Cranford, New Jersey 07016 and D.L.J. SECURITIES CORPORATION ("Tenant") whose address is 1 Pershing Plaza, Jersey City, New Jersey 07399.

2.0   STATEMENT OF FACTS

2.1 The parties have previously entered into a Lease, First Amendment of the Lease and side letter agreement executed in connection therewith, all dated July 1, 1987 and a Side Letter Agreement dated June 19, 1989 (collectively, the "Lease") applicable to 297,545 of gross rentable square feet of office space and 8,194 rentable square feet of storage space (the "Premises") at 1 Pershing Plaza, New Jersey ("Building").

2.2 Tenant wishes to lease 1,800 additional rentable square feet of storage space ("Storage Space").

2.3 The parties desire to amend certain terms of the Lease to reflect this leasing of Storage Space as set forth below:

3.0   AGREEMENTS

      NOW, THEREFORE, in consideration of the Premises and the covenants hereinafter set forth, Landlord and Tenant agree as follows:

3.1 All capitalized and non-capitalized terms used in this Agreement which are not separately defined herein but are defined in the Lease shall have the meaning given to any such term in the Lease.

3.2 Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, approximately 1,800 rentable s.f. of Storage Space on the Mezzanine B floor of the Building as shown cross-hatched on the attached Exhibit A.

3.3 The term applicable to the Storage Space shall commence on the Effective Date (as hereinafter defined) and shall expire on the Expiration Date of the Lease.

3.4 In addition to the fixed rent to be paid to Landlord by Tenant applicable to the Premises as set forth in the Lease, Lessee shall pay Lessor, from and after the Effective Date to July 13, 1994, fixed rent at the monthly rate of ONE THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($1,500.00), from July 14, 1994 to July 13, 1999, fixed rent at the monthly rate of ONE THOUSAND EIGHT HUNDRED FORTY-SIX AND 50/100 DOLLARS ($1,846.50), from July 14, 1999 to July 13, 2004, fixed rent at the monthly rate of TWO THOUSAND TWO HUNDRED FIFTEEN AND 50/100 DOLLARS ($2,215.50) and from July 14, 2004 to July 13, 2009, fixed rent at the monthly rate of TWO THOUSAND SIX HUNDRED FIFTY-NINE AND 50/100 DOLLARS ($2,659.50). The fixed rent is payable in advance, on the first day of each calendar month during the term.

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3.5   There shall be no increase in Tenant's Proportionate Share or Tenant's
      Operational Proportionate Share as a result of Tenant's leasing of the Storage Space.

3.6 The Effective Date of this Agreement shall be the day Landlord delivers the Storage Space in the manner described in paragraph 3.7 herein.

3.7 The Storage Space shall be constructed by Landlord at its expense and Landlord shall supply and install a floor-to-ceiling chain link fence used as a demising wall, two (2) chain link gates with padlocks and standard lighting for storage space. Landlord shall install upright sprinkler heads to the existing sprinkler lines to the greatest height possible. The source of electricity used for the Storage Space lighting fixtures shall be through Tenant's electrical panel located on the Mezzanine B floor of the Building.

EXCEPT as modified herein, the Lease dated July 1, 1987 and all amendments and sideletters applicable thereto covering the Premises shall remain in full force and effect and Tenant and Landlord hereby ratify and confirm all of the terms and conditions thereof.

THIS AGREEMENT shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

IN WITNESS THEREOF, Landlord and Tenant have hereunto set their hands and seals the date and year first above written and acknowledge one to the other they possess the requisite authority to enter into this transaction and to sign this Agreement.

GROVE STREET ASSOCIATES OF                       DLJ SECURITIES CORPORATION
JERSEY CITY LIMITED PARTNERSHIP                  (Tenant)
(Landlord)


By: Grove Street Urban Renewal Corp.,
    General Partner

By: /s/ Edward Leshowitz                     By: /s/ Robert Yurman
    --------------------------------             --------------------
    Edward Leshowitz, Vice President
                                             Its: Vice President
                                                  -------------------

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                                        EXHIBIT A

MEZZANINE "B"

1 PERSHING PLAZA

JERSEY CITY, NJ

                              [FLOOR PLAN OMITTED]